                                                                    EXHIBIT 10.5

                                                            Grant No. __________


                                 THE GAP, INC.
                     NON-QUALIFIED STOCK OPTION AGREEMENT


         The Gap, Inc. (the "Company") hereby grants to __________________ (the "Director"), a stock option under The Gap, Inc. Nonemployee Director Deferred Compensation Plan (the "Plan"), to purchase shares of common stock of the Company, $0.05 par value ("Shares"). This option is subject to all of the terms and conditions contained in this Agreement, including the terms and conditions contained in the attached Appendix A. The date of this Agreement is ___________. Subject to the provisions of Appendix A and of the Plan, the principal features of this option are as follows:

                                        Number of Shares
                            Purchasable with this Option:
                            ----------------------------   _________

                                         Price per Share:
                                         ---------------   _________

                                 Date Option was Granted:
                                 -----------------------   _________

                                          Date Option is
                         Scheduled to become Exercisable:
                         -------------------------------   _________

                              Latest Date Option Expires:
                              --------------------------   _________

         As provided in this Plan and in this Agreement, this option may terminate before the date written above, including before the option is exercised. For example, if Director's service ends for a reason other than death, Disability or Retirement, this option will terminate on the earlier of its normal expiration date or three months after the date on which Director's service ends. PLEASE BE SURE TO READ ALL OF APPENDIX A, WHICH CONTAINS THE SPECIFIC TERMS AND CONDITIONS OF THIS OPTION.

         IN WITNESS WHEREOF, the Company and the Director have executed this Agreement, in duplicate, to be effective as of the day and year first above written.

                                            THE GAP, INC.

Dated: ___________                          ____________________________________
                                            Chairman of the Board



         My signature below indicates that I understand that this option is subject to all of the terms and conditions of this Agreement (including the attached Appendix A) and of the Plan.

                                   DIRECTOR


Dated:________________             _____________________________________________

                                   Address: ____________________________________

                                            ____________________________________

                                            ____________________________________

                                            Social Security No.: _______________

                                  APPENDIX A
                                  ----------

              TERMS AND CONDITIONS OF NON-QUALIFIED STOCK OPTION


         1.  Grant of Option. The Company hereby grants to the Director under
             ---------------
the Plan a non-qualified stock option to purchase, on the terms and conditions set forth in this Agreement and the Plan, all or any part of the number shares set forth on page 1 of this Agreement. The option granted hereby is not intended to be an Incentive Stock Option within the meaning of Section 422 of the Code.

         2.  Exercise Price. The purchase price per Share (the "Option Price")
             --------------
shall be equal to the price set forth on page 1 of this Agreement, which is the fair market value of the Shares subject to the option on the date of this Agreement, minus the amount of the Director's Compensation deferrals for the Fiscal Quarter which includes the date of this Agreement, and divided by 937 (rounded to the nearest whole cent). The Option Price shall be payable in the legal tender of the United States.

         3.  Number of Shares. The number and class of Shares specified in
             ----------------
paragraph 1 above, and/or the Option Price, are subject to appropriate adjustment in the event of changes in the capital stock of the Company by reason of merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, split-up, Share combination, or other change in the corporate structure of the Company affecting the Shares. Such adjustments shall be made by the Board of Directors (the "Board"), whose determination in that respect shall be final, binding and conclusive.

         4.  Commencement of Exercisability. The option awarded by this
             ------------------------------
Agreement shall be fully exercisable on the date of this Agreement.

         5.  Termination of Option. In the event of the Director's Termination
             ---------------------
of Service for any reason other than Retirement, Disability or death, the Director may, within three (3) months after the date of such Termination of Service, or within seven (7) years from the date of this Agreement, whichever shall first occur, exercise any unexercised portion of the option. In the event of the Director's Termination of Service by reason of his or her Retirement or Disability, the Director may, within three (3) years after the date of such Termination of Service, or within seven (7) years from the date of this Agreement, whichever shall first occur, exercise any unexercised portion of the option. In the event that the Director shall die prior to the expiration of his or her option, any unexercised portion of the option may be exercised by the Director's beneficiary or transferee, as hereinafter provided, for a period of three (3) years after the date of the Director's death.

         6.  Persons Eligible to Exercise. The option shall be exercisable
             ----------------------------
during the Director's lifetime only by the Director. The option shall be non-transferable by the Director other than by a beneficiary designation made in a form and manner acceptable to the Board, or by will or the applicable laws of descent and distribution.

         7.  Death of Director. To the extent exercisable after the Director's
             -----------------
death, the option shall be exercised only by the Director's designated beneficiary or beneficiaries, or if no such beneficiary is designated, by his or her legal representative. Any transferee exercising the option must furnish the Company (a) written notice of his or her status as transferee, (b) evidence satisfactory to the Company to establish the validity of the transfer of the option and compliance with any laws or regulations pertaining to said transfer, and (c) written acceptance of the terms and conditions of the option as prescribed in this Agreement.

         8.  Exercise of Option. The option may be exercised by the person then
             ------------------
entitled to do so as to any Shares which may then be purchased by giving written notice of exercise to the Company, specifying the number of full Shares to be purchased and accompanied by full payment of the purchase price thereof (and the amount of any income tax the Company is required by law to withhold by reason of such exercise).

         9.  No Rights of Stockholder. Neither the Director nor any person
             ------------------------
claiming under or through said Director shall be or have any of the rights or privileges of a stockholder of the Company in respect of any of the Shares issuable upon the exercise of the option, unless and until certificates representing such Shares shall have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to Director.

         10. No Effect on Service. Nothing in this Agreement shall confer upon
             --------------------
the Director the right to continue in service on the Board.

         11. Addresses for Notices. Any notice to be given to the Company under
             ---------------------
the terms of this Agreement shall be addressed to the Company, in care of its Law Department, at The Gap, Inc., One Harrison Street, San Francisco, California 94105, or at such other address as the Company may hereafter designate in writing. Any notice to be given to the Director shall be addressed to the Director at the address set forth beneath the Director's signature hereto, or at such other address as the Director may hereafter designate in writing. Any such notice shall be deemed to have been duly given if and when enclosed in a properly sealed envelope, addressed as aforesaid, registered or certified and deposited, postage and registry fee prepaid, in a United States post office.

         12. Non-Transferability of Option. Except as otherwise herein provided,
             -----------------------------
the option herein granted and the rights and privileges conferred hereby shall not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of said option, or of any right or privilege conferred hereby, contrary to the provisions hereof, or upon any attempted sale under any execution, attachment or similar process upon the rights and privileges conferred hereby, said option and the rights and privileges conferred hereby shall immediately become null and void.

         13. Maximum Term of Option. Notwithstanding any other provision of this
             ----------------------
Agreement except the last sentence of Paragraph 5 above relating to the death of the Director (in which case this option is exercisable to the extent set forth therein), this option is not exercisable after the expiration of seven (7) years from the date of this Agreement.

         14. Binding Agreement. Subject to the limitation on the transferability
             -----------------
of the option contained herein, this Agreement shall be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.

         15. Plan Governs. This Agreement is subject to all the terms and
             ------------
provisions of the Plan. In the event of a conflict between one or more provisions of this Agreement and one or more provisions of the Plan, the provisions of the Plan shall govern. Terms used and not defined in this Agreement shall have the meaning set forth in the Plan.

         16. Board Authority. The Board shall have the power to interpret the
             ---------------
Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules. All actions taken and all interpretations and determinations made by the Board in good faith shall be final and binding upon Director, the Company and all other interested persons. No member of the Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Agreement.

         17. Captions. Captions provided herein are for convenience only and are
             --------
not to serve as a basis for interpretation or construction of this Agreement.

         18. Agreement Severable. In the event that any provision in this
             -------------------
Agreement shall be held invalid or unenforceable, such provision shall be severable from, and such invalidity or unenforceability shall not be construed to have any effect on, the remaining provisions of this Agreement.

         19. Modifications to the Agreement. This Agreement constitutes the
             ------------------------------
entire understanding of the parties on the subjects covered. The Director expressly warrants that he or she is not executing this Agreement in reliance on any promises, representations, or inducements other than those contained herein. Modifications to this Agreement or the Plan can be made only in an express written contract executed by a duly authorized officer of the Company.